                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 30, 1998, which appears in Eclipse Surgical Technologies, Inc.'s 1997 Annual Report on Form 10-K for the year ended December 31, 1997.



PricewaterhouseCoopers LLP
San Jose, California
March 18, 1999